SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K


                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):

                              July 18, 2006
                           --------------------

                      NORTH EUROPEAN OIL ROYALTY TRUST
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                         Commission File No. 1-8245


               Delaware                             22-2084119
        -----------------------                -----------------------
        (State of organization)                (IRS Employer I.D. No.)


        Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
       ---------------------------------------------------------------
                 (Address of principal executive offices)


                               732-741-4008
            ---------------------------------------------------
            (Registrant's telephone number including area code)



















                                   -2-

Item 4.01.  Changes in Registrant's Certifying Accountant.
            ----------------------------------------------

            Effective July 18, 2006 the Audit Committee of the Trustees of North European Oil Royalty Trust (the "Trust") dismissed Ernst & Young LLP ("E&Y LLP") as the Trust's independent auditors and appointed Weiser LLP as the Trust's independent auditors.

            With respect to the audits of the Trust's consolidated financial statements for the fiscal years ended October 31, 2005 and 2004 and the subsequent interim periods through April 30, 2006 and through the date hereof, there were no disagreements with E&Y LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y LLP, would have caused E&Y LLP to make reference to the subject matter of the disagreements in connection with its report. Further, the audit reports of E&Y LLP on the consolidated financial statements of the Trust for the years ended October 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or, except as noted in the following sentence, as to accounting principles. E&Y LLP noted in its opinion that the Trust's financial statements have been prepared on the cash basis of accounting, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles. In the opinion of the Trustees and the Trust's management the use of the cash basis provides a more meaningful presentation to unit owners of the results of operations of the Trust.

            The Trust has requested E&Y LLP to furnish a letter, pursuant to
Item 304(a)(3) of Regulation S-K, addressed to the Securities and Exchange Commission stating whether it agrees with the statements above. A copy of that letter, dated July 21, 2006, is included as Exhibit 16 to this Form 8-K.

            During the Trust's two most recent fiscal years ended October 31, 2005 and 2004, and in the subsequent interim period through the date of this Current Report on Form 8-K, neither the Trust nor anyone acting on its behalf consulted with Weiser LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or (2) any of the matters or events set forth in
Item 304(a)(2)(ii) of Regulation S-K.




















                                   -3-

Item 9.01.   Financial Statements and Exhibits.
             ----------------------------------

            (c) Exhibits

                Exhibit 16. Letter from E&Y LLP to the Securities and Exchange Commission dated July 21, 2006.

                Exhibit 99. A press release dated July 20, 2006 and disseminated through PR Newswire announcing the dismissal of E&Y LLP as the Trust's independent auditors and the appointment of Weiser LLP as its independent auditors as of July 18, 2006.





                                SIGNATURES
                                ----------


          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------
                                            (Registrant)



                                     By:    /s/ John R. Van Kirk
                                          ------------------------
                                                John R. Van Kirk
                                                Managing Director


Dated:   July 21, 2006